EXHIBIT 10.3
EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT, dated as of September 9, 2016 (this “Agreement”), is by and between DASAN Zhone Solutions, Inc., a Delaware corporation (the “Company”), and DASAN Networks, Inc., a company incorporated under the laws of Korea (the “Stockholder”).
WHEREAS, the Company and the Stockholder previously entered into that certain Agreement and Plan of Merger, dated as of April 11, 2016 (the “Merger Agreement”) with Dragon Acquisition Corporation, a Delaware corporation (“Merger Sub”), and Dasan Network Solutions, Inc., a California corporation (“DNS”), pursuant to which, on the date hereof, Merger Sub merged with and into DNS, with DNS as the surviving corporation (the “Merger”) and the Company issued to the Stockholder 47,465,082 shares of the Company’s common stock, US$0.001 par value per share (the “Shares”); and
WHEREAS, the Company desires to enter into this Agreement in order to grant the Stockholder the registration rights contained herein.
NOW, THEREFORE, in consideration of the mutual conditions and agreement set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Lock-Up Period” shall have the meaning set forth in that certain Lock-Up Agreement, dated on or about the date of this Agreement, by and among the Company, the Stockholder and the other parties thereto.
“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its subsidiaries, which, in the good faith determination of the Company: (i) requires disclosure of material, non-public information relating to such event in any registration statement or related prospectus (including documents incorporated by reference therein) so that such registration statement would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, could reasonably be expected to have a material adverse effect on the business, financial condition or prospects of the Company and its subsidiaries or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.
“Person” shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

“Registrable Securities” shall mean the Shares, as well as any of the Company’s securities that may be issued or distributed in respect of the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization or other reorganization of the Company; provided, that such Shares or other securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; (ii) such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act in a transaction where the restrictive legend is removed from such Shares; (iii) such Registrable Securities shall have become eligible to be publicly sold without limitation as to amount or manner of sale pursuant to Rule 144 (or any successor provision) under the Securities Act or (iv) such Registrable Securities shall have ceased to be outstanding.
“SEC” shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.
“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
2.Shelf Registration.
(a)The Company shall use commercially reasonable efforts to prepare and file with the SEC, within 60 days following the request of the Stockholder with respect to any Registrable Securities, one or more registration statements under the Securities Act for the offer and sale from time to time on a continuous or delayed basis of such Registrable Securities (each, a “Shelf Registration Statement”); provided, that the Company shall not be required to file a Shelf Registration Statement prior to the expiration of the Lock-Up Period. Such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by the Stockholder. The Company shall file each such Shelf Registration Statement on Form S-3 or, if the Company or the offering of such Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, that if any such Shelf Registration Statement is not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to such Shelf Registration Statement to convert it to Form S-3. Subject to the provisions contained in Sections 9 and 10 hereof, the Company shall use commercially reasonable efforts to cause each such Shelf Registration Statement to be declared effective by the SEC or to otherwise become effective as soon as practicable after the filing thereof.
(b)Notwithstanding the foregoing, subject to the Company’s compliance with its obligations under Section 4 hereof, (x) the Company shall not be obligated to take any action to effect a Shelf Registration Statement during the period commencing with the Company’s issuance of a notice of a proposed registration of an underwritten offering of equity securities (or the filing of an initial prospectus supplement to a registration statement for an underwritten offering of equity securities) of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) to the Stockholder pursuant to Section 4(a) hereof, continuing while the Company uses commercially reasonable efforts to pursue such registered underwritten offering, and ending upon the earliest to occur of: (i) 60 days immediately following the Company’s issuance of the notice of such proposed registered underwritten offering pursuant to Section 4(a) hereof, unless, within such 60-day period, the Company shall have filed the registration statement or prospectus supplement for such proposed underwritten offering, or shall have issued a press release disclosing such proposed underwritten offering pursuant to Rule 135 (or its successor) promulgated under the Securities

Act thereby enabling the Stockholder to sell its Registrable Securities then registered pursuant to the Shelf Registration Statement; (ii) the abandonment, cessation or withdrawal of such proposed registered underwritten offering; or (iii) 90 days immediately following the effective date of the registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 90 days immediately following the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering; and (y) subject to Section 10, the Company will not be obligated to take any action to effect any amendment to the Shelf Registration Statement during the period commencing on the effective date of a registration statement or amendment to registration statement for an underwritten offering of equity securities (or the filing of the final prospectus supplement to a registration statement for an underwritten offering of equity securities) of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) and ending 90 days immediately following the effective date of the registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 90 days immediately following the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering. If the Company issues a notice of a proposed underwritten public offering of equity securities of the Company for its own account pursuant to Section 4(a) hereof and subsequently abandons, ceases or withdraws such offering, the Company will not issue a notice of a subsequent proposed registered underwritten offering of equity securities of the Company for its own account pursuant to Section 4(a) hereof during any period in which a registration request pursuant to Section 2(a) is outstanding unless and until such amendment to the Shelf Registration Statement or such Shelf Registration Statement is first declared effective by the SEC or otherwise becomes effective.
(c)    The Company shall (i) cause each such Shelf Registration Statement to include a resale prospectus intended to permit the Stockholder to sell, at the Stockholder’s election, all or part of the Registrable Securities held by the Stockholder without restriction, (ii) use its commercially reasonable efforts to prepare and file with the SEC such supplements, amendments and post-effective amendments to each such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective (subject to any Black-Out Period(s) referred to below) for so long as the securities registered thereunder constitute Registrable Securities, and (iii) use its commercially reasonable efforts to cause the resale prospectus to be supplemented by any required prospectus supplement (subject to any Black-Out Period(s) referred to below).
3.Demand Registration.
(a)At any time and from time to time, the Stockholder may request that the Company effect the registration under the Securities Act of a specified number of Registrable Securities held by the Stockholder (a “Demand Registration”); provided, however, that the Company shall in no event be required (x) to effect more than two Demand Registration in any 12-month period or (y) to effect a Demand Registration prior to the expiration of the Lock-Up Period. The Company will use commercially reasonable efforts to expeditiously effect (but in any event no later than 60 days after such request) the registration of such portion of the Stockholder’s Registrable Securities as requested by the Stockholder, but only to the extent provided for in this Agreement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3 (i) within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Stockholder shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested or (ii) if a Shelf Registration Statement is then effective and such Shelf Registration Statement may be utilized by the Stockholder for the offering and sale of all Registrable Securities then held by the Stockholder without a requirement under SEC rules and regulations for a post-effective amendment thereto. A registration will not count as a requested registration under this

Section 3(a) unless and until the registration statement relating to such registration has been declared effective by the SEC; provided, however, that the Stockholder may request, in writing, that the Company withdraw a registration statement which has been filed under this Section 3(a) but has not yet been declared effective, and may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or request that the Company file another registration statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this Section 3(a).
(b)If a requested Demand Registration involves an underwritten public offering, (i) the managing underwriter shall be chosen by the Stockholder with the approval of the Company (which approval will not be unreasonably withheld or delayed) and (ii) no securities to be sold for the account of any Person (including the Company) other than the Stockholder shall be included in the Demand Registration unless the managing underwriter advises the Stockholder in writing that the inclusion of such securities is not anticipated to have an adverse effect on the price or success of such offering.
4.Piggyback Registration.
(a)If the Company at any time after the Lock-Up Period proposes to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to the Stockholder of its intention to do so. Upon the written request of the Stockholder, given within 20 days after receipt by the Stockholder of such notice, the Company shall, subject to the limits contained in this Section 4, use commercially reasonable efforts to cause all such Registrable Securities of the Stockholder (as requested by the Stockholder) to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that, notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of the Stockholder, delay or abandon the proposed offering in which the Stockholder had requested to participate pursuant to this Section 4(a) or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or prospectus supplement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify the Stockholder and the Company shall incur no liability for its failure to complete any such offering.
(b)In connection with the exercise of any registration rights granted to the Stockholder pursuant to this Section 4, if the offering is to be effected by means of an underwritten offering, the Company may condition participation in such offering on the Stockholder entering into an underwriting agreement in customary form and acting in accordance with the terms and conditions thereof.
(c)If the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, “Selling Stockholders”) is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including the Stockholder) to a number deemed satisfactory by such managing underwriter; and provided further, that any shares of Selling Stockholders to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any contractual, incidental registration rights and (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement and the Registrable Securities sought to be included by the Stockholder, on a pro rata basis (or such basis as such stockholders may agree among themselves and the Company).

5.Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to promptly effect the registration of any of its securities under the Securities Act, the Company shall:
(a)use its commercially reasonable efforts diligently to prepare and file with the SEC a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such registration statement to become and remain effective until completion of the proposed offering;
(b)use its commercially reasonable efforts to diligently prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the distribution described in such registration statement has been completed and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;
(c)furnish to the Stockholder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Stockholder;
(d)use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as the Stockholder shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable the Stockholder to consummate the public sale or other disposition in such jurisdictions of the securities owned by the Stockholder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;
(e)within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the SEC, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel;
(f)immediately notify the Stockholder, the Stockholder’s counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(g)use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;
(h)if requested by the managing underwriter or underwriters (if any), the Stockholder, or the Stockholder’s counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by the Stockholder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;
(i)make available to the Stockholder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by the Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s connection with such registration statement;
(j)enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the Stockholder, if any, and use its commercially reasonable efforts to facilitate the public offering of the securities;
(k)furnish to the Stockholder a signed counterpart, addressed to the Stockholder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;
(l)cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the common stock of the Company is then listed or quoted;
(m)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);
(n)otherwise cooperate with the underwriter(s), the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement; and
(o)during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.
6.Expenses. All expenses incurred in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, NASDAQ listing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (all of such expenses referred to as “Registration Expenses”), shall be paid by the Company. Notwithstanding the foregoing, Registration Expenses shall not include underwriting discounts, selling commissions, stock transfer taxes, fees, fees and disbursements of counsel to the Stockholder, and other selling expenses associated with effecting any sales of Registrable Securities, which shall be borne by the Stockholder.
7.Indemnification.
(a)The Company shall indemnify and hold harmless the Stockholder, each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person who participates in the offering of Registrable Securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the “Indemnified Person”) against any losses, claims, damages or liabilities (collectively, the “liability”), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with any offering, including but not limited to, any free writing prospectus used by the Company, the underwriters or the Stockholder, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or “blue sky” laws or any sale or regulation thereunder in connection with such registration, or (iv) any information provided by the Company or at the instruction of the Company to any Person participating in the offer at the point of sale containing any untrue statement or alleged untrue statement of any material fact or omitting or allegedly omitting any material fact required to be included in such information or necessary to make the statements therein not misleading. Except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller; and provided, further that, the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).
(b)The Stockholder shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, employees and agents, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also the “Indemnified Person”), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of the Stockholder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with such offering, including but not limited to, any free writing prospectus used by the Company, the underwriters or the Stockholder, or (ii) any omission or alleged omission by the Stockholder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any information provided at the instruction of the Company to any Person participating in the offer at the point of sale containing any untrue statement or alleged untrue statement of any material fact or omitting or allegedly omitting any material fact required to be included in such information or necessary to make the statements therein not misleading, in the case of (i), (ii) and (iii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by the Stockholder specifically for use therein. The Stockholder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that in no event shall the liability of the Stockholder for indemnification under this Section 7 in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being held by the Stockholder, or (ii) the amount equal to the proceeds to the Stockholder of the securities sold in any such registration; and provided further, however, that the Stockholder shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person; and provided, further that, the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld).
(c)Indemnification similar to that specified in Sections 7(a) and (b) shall be given by the Company and the Stockholder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.
(d)In the event the Company, the Stockholder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 7(a), (b) or (c) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.
(e)If the indemnification provided for in this Section 7 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages expenses or liabilities referred to therein, then each indemnifying party under this Section 7, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Stockholder and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Stockholder and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Stockholder and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Stockholder, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Stockholder and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Stockholder, or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Stockholder agree that it would not be just and equitable if contribution to this Section 7 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall the Stockholder be required to contribute under this Section 7(e) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages expenses or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by the Stockholder or (ii) the net proceeds received by the Stockholder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.
(f)The amount paid by an indemnifying party or payable to an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 7 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any other officer, director, employee, agent or controlling person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.
8.Amendment and Waiver. The provisions of this Agreement may be amended or waived at any time only by written agreement signed by the Company and the Stockholder.
9.Postponement and Suspension. Notwithstanding anything to the contrary herein, the Company may, by notice in writing to the Stockholder, postpone the filing or effectiveness of any registration statement required hereunder or otherwise suspend the registration rights of the Stockholder hereunder and/or require the Stockholder to suspend use of any resale prospectus included in any Shelf Registration Statement for a reasonable period of time if there shall occur a Material Disclosure Event (such period, a “Black-Out Period”), which Black-Out Periods shall not exceed 90 days in the aggregate during any 12-month period; provided, however, that if the Company deems in good faith that it is necessary to file a post-effective amendment to a Shelf Registration Statement in order to comply with Section 2 hereof, then such period of time from the date of filing of such post-effective amendment until the date on which such Shelf Registration Statement is declared effective by the SEC or otherwise becomes effective shall not be treated as a Black-Out Period and the Company shall use its commercially reasonable efforts to cause such post-effective amendment to be declared effective or otherwise become effective as promptly as possible. Upon notice of the existence of a Black Out Period from the Company to the Stockholder with respect to any registration statement already effective, the Stockholder shall refrain from selling its Registrable Securities under such registration statement until such Black Out Period has ended.
10.Market Stand-Off. The Stockholder agrees, that if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed 90 days following the effective date of the relevant registration statement in connection with any such public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith, provided, however, that all executive officers and directors of the Company enter into similar agreements.
11.Damages. The Company recognizes and agrees that the Stockholder will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Stockholder requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.
12.Miscellaneous.
(a)Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), sent by nationally recognized, documented delivery service or electronic facsimile transmission (with a copy by mail or delivery service), or delivered to the applicable party at the addresses indicated below:
If to the Company:
DASAN Zhone Solutions, Inc.
7195 Oakport Street
Oakland, California 94621
Attention: Kirk Misaka
Fax: +1 (510) 777-7593

With a copy to:
Latham & Watkins LLP
12670 High Bluff Drive
San Diego, California 92130
Attention: Craig M. Garner, Esq.
Fax: +1 (858) 523-5450
If to the Stockholder:
DASAN Networks, Inc.
Dasan Tower, 49 Daewangpangyo-ro 644beon-gil, Bundang-gu, Seongnam-si
Gyeonggi-do, Korea
Attention: JaeHoon Joo

Facsimile No.: +82 (31) 622-6501
or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed or sent, respectively, be effective (i) upon receipt if deposited in the mails, (ii) on the third business day after dispatch, if sent by nationally recognized, documented delivery service or (iii) when sent by electronic facsimile transmission (upon confirmation of receipt), respectively, addressed as aforesaid.
(b)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the State of Delaware. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT OF COMPETENT JURISDICTION THE STATE OF DELAWARE (OR, IF SUCH COURTS DO NOT HAVE JURISDICTION OR DO NOT ACCEPT JURISDICTION, IN THE UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF DELAWARE).
(c)Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(d)Counterparts This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and to be valid and effective for all purposes.
(e)Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.
(f)Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement among the parties with respect to the subject matter.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.
THE COMPANY:
DASAN ZHONE SOLUTIONS, INC.
By: /s/ KIRK MISAKA___________
Name:    Kirk Misaka
Title:    Chief Financial Officer

[Signature Page to Registration Rights Agreement]

THE STOCKHOLDER:
DASAN NETWORKS, INC.
By: /s/ MIN WOO NAM_____________
Name:    Min Woo Nam
Title:    Chief Executive Officer

[Signature Page to Registration Rights Agreement]